SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 10/26/1998
                        (Date of earliest event reported)


                    Fund America Investors Corporation II
                    Pass-Through Certificates, Series 1998-A
        (Exact name of registrant as specified in governing instruments)



                                    DE
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (303)-290-2065
              (Registrant's telephone number, including area code)


                        Commission File Number 033-73748

                 04-6866293(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    Fund America Investors Corporation II
                    Pass-Through Certificates, Series 1998-A
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Fund America Investors Corporation II
                    Pass-Through Certificates, Series 1998-A


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Fund America Investors Corporation II
                    Pass-Through Certificates, Series 1998-A
                                  (Registrant)

Date:  10/26/1998

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee




Fund America Investors Corporation II
Pass-Through Certificates, Series 1998-A
Report to Certificateholders for Payment Date:               October 26, 1998
Payment Summary

Payment Summary
                 Pass-Thr  Interest  Original       Beginning      Distrib      Distrib       Total         Ending
Class CUSIP      Rate      Type      Balance        Balance        Cert Prin    Cert Int      Payable       Balance
1A    36076RCG6  0.064120  Variable  23,500,002.45  21,138,479.85  514,615.35   112,950.11    627,565.46    20,623,864.50
2A    36076RCH4  0.078649  Variable  36,873,851.76  34,056,245.24  4,059,296.67 223,208.02    4,282,504.69  29,996,948.57
                           Totals:   60,373,854.21  55,194,725.09  4,573,912.02 336,158.13    4,910,070.15  50,620,813.07


Distributions per Certificate
        Beginning          Principal       Interest        Ending
Class   Certificate Factor Distribution    Distribution    Certificate Factor
1A      0.899509687        21.89852325     4.806387158     0.877611164
2A      0.923587952        110.0860495     6.053287339     0.813501903





Collateral Level Detail
Backing                                             Beginning       Principal      Interest      Losses     Balance   Ending
Class   Pooled Certificate                          Balance         Distribution   Distrib       Allocated  Adj       Balance
1A      Pooled Freddie Mac G063 Class A             3,616,620.50    0.00           28,624.41     0.00       0.00      3,489,871.50
1A      Pooled Fannie Mae 1994-6 Class F            21,138,479.85   514,615.35     84,325.70     0.00       0.00      20,623,864.50
2A      Pooled Freddie Mac G063 Class A             11,754,016.63   0.00           93,029.34     0.00       0.00      11,342,082.38
2A      Pooled Fannie Mae 1994-6 Class F            13,272,295.90   323,113.46     52,945.89     0.00       0.00      12,949,182.44
2A      Pooled Freddie Mac 2043 Class B (Z Certif.) 11,034,889.71   3,708,336.77   64,150.75     0.00       0.00      7,326,552.94
2A      FAIT 1993-2 Class A-1                       2,049,059.63    27,846.44      13,082.04     0.00       0.00      2,021,213.19
2A      Treasury Security Cusip 912820AZ0           1,200,000.00    0.00           0.00          0.00       0.00      1,200,000.00
2A      Treasury Security Cusip 912833BZ2           6,000,000.00    0.00           0.00          0.00       0.00      6,000,000.00
2A      Treasury Security Cusip 912833CF5           500,000.00      0.00           0.00          0.00       0.00      500,000.00
        Totals:                                     55,194,725.09   4,573,912.02   336,158.13    0.00       0.00      50,620,813.07



Other Information
Available Distribution Amount for Class 1A          627,565.46
Available Distribution Amount for Class 2A          4,282,504.69
Pooled Non-Agency Re-Allocation Amount:
Current Period                                      0.00
Aggregate                                           0.00
Trustee Fee                                         1,149.89